Number [NUMBER

Incorporated Under the Laws of the State of Delaware

Shares SHARES]

GOA SWEET TOURS LTD.

100,000,000 Shares $0.001 Par Value
Common Stock

See Reverse for
Certain Definitions

This is to Certify that is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

GOA SWEET TOURS LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]

CHIEF EXECUTIVE OFFICER

SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	…….... Custodian ……… (Cust.) (Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act ………………….……. (State)
Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________ Shares  represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________ Attorney,

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________ 20____

NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERITIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

NOTICE

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR

WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER